                                  Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-11815) of Innovasive Devices, Inc. of our report dated February 18, 1999 appearing on page 21 of this Form 10-K.


PricewaterhouseCoopers LLP

Boston, Massachusetts
March 31, 1999